                                                                   Exhibit 10.12

                              AMENDMENT TO LEASE

          This Amendment to Lease is effective as of September 1, 1996 between Pio de Feo ("Lessor") and Internet Travel Network ("Lessee") and amends that certain Lease between the parties dated November 1995, effective December 15, 1995 for space referred to as 453 Sherman Avenue, Palo Alto, California.

                                   RECITALS

          A. Lessor and Lessee entered into that certain lease for space at 453 Shareman Avenue, effective December 15, 1995 as evidenced by Commercial Lease executed on November 14, 1995 by Lessee and November 16, 1995 by Lessor (hereinafter "First Lease").

          B. Lessor and Lessee entered into that certain Commercial Lease Full Service effective as of September 1, 1996 for additional space at the same building with options to include even further space within the building (hereinafter "Second Lease"). As part of that Second Lease, the parties agreed regarding utilities and other issues that effect all the space Lessee is leasing from Lessor under both leases. For this reason, the parties desire to cause the Second Lease to become a part of and an Amendment to the First Lease.

          NOW, THEREFORE, in consideration of the mutual promises herein, the parties agree as follows:

          1. All of the terms and conditions of the Second Lease shall be incorporated in and become a part of the First Lease and except that the term and rent and option will remain unchanged in the First Lease as will the term and rent of the Second Lease remain uniquely that of the space covered under the Second Lease but in all other respects the terms and conditions of the Second Lease as attached hereto as Exhibit A shall become the terms and conditions of the First Lease so that all the space leased from Lessor to Lessee in the building will be subject to the same terms and conditions except as to the term and rent which will apply uniquely to each space as set forth in the two leases.

          2. To the extent of any inconsistencies between this Amendment and the First Lease, the terms and conditions of this Amendment shall prevail.

          Executed as of the date first above written:

LESSOR:                                 LESSEE:


___________________________________         Internet Travel Network
Pio de Feo

                                            By:________________________________


                                            Its:Chief Financial Officer
                                                -------------------------------

                      COMMERCIAL LEASE AND DEPOSIT RECEIPT

          RECEIVED FROM INTERNET TRAVEL NETWORK, hereinafter referred to as LESSEE, the sum of ($9,836.25 Dollars) evidenced by Check, as a deposit which shall belong to Lessor and shall be applied as follows:

                                                                                                          Balance Due
                                                                                                            Prior to
                                                                            Total           Received       Acceptance
                                                                        --------------   --------------  --------------
Rent for the period from Dec. 15, 1995 to January  31, 1996..........   $      3,278.75  $    3,278.75   $
Security deposit (not applicable toward last month's rent)...........   $      6,557.50  $    6,557.50   $
Other................................................................   $                $               $
TOTAL................................................................   $      9,836.25  $    9,835.25   $

          In the event that this Lease is not accepted by the Lessor within 2 days, the total deposit received shall be refunded.

          Lessee offers to lease from Lessor the premises situated in the City of Palo Alto, County of Santa Clara, State of California, described as 453 Sherman Avenue, see attached floor plan, upon the following TERMS and
CONDITIONS:

          1.  Term: The term hereof shall commence on December 15, 1995, and end
              ----
on March 31, 2001.

          2.  Rent: The total rent shall be $(see Exhibit B), payable as
              ----
follows: Monthly, due on the 1st day of each month. All rents shall be paid to Lessor or his/her authorized Agent, at the following address: Enterprise Development Co., P.O. Box 1785, Burlingame, CA 94011, or at such other places as may be designated by Lessor from time to time. In the event rent is not paid within 5 days after due date, Lessee agrees to pay a late charge of $100 plus interest at 18% per annum on the delinquent amount. Lessee further agrees to pay $100 for each dishonored bank check. The late charge period is not a grace period, and Lessor is entitled to make written demand for any rent if not paid when due.

          3.  Use: The premises are to be used for the operation of Professional
              ---
Internet Services and for no other purpose, without prior written consent of Lessor. Lessee shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.

          4.  Uses Prohibited: Lessee shall not use any portion of the premises
              ---------------
for purposes other than those specified. No use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering the property. Lessee shall not conduct or permit any sale by auction on the premises.

          5.  Assignment and Subletting: Lessee shall not assign this Lease or
              -------------------------
sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, shall terminate this Lease.

          6.  Ordinances and Statutes: Lessee shall comply with all statutes,
              -----------------------
ordinances, and requirements of all municipal, state and federal authorities now in force, or which may later be in force. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises shall, at the option of the Lessor, be deemed a breach of this Lease.

          7.  Maintenance, Repairs, Alterations: Unless otherwise indicated,
              ---------------------------------
Lessee acknowledges that the premises are in good order and repair. Lessee shall, at his/her own expense, maintain the premises in a good and safe condition, including plate glass, electrical wiring, plumbing and heating installations, and any other system or equipment. The premises shall be surrendered, at termination of the Lease, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, structural foundations, and: n/a, which shall be maintained by Lessor. Lessee shall also maintain in good condition property adjacent to the premises, such as sidewalks, driveways, lawns, and shrubbery, which would be maintained by Lessor.

          No improvement or alteration of the premises shall be made without the prior written consent of the Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least two (2) days written notice in order that Lessor may post appropriate notices to avoid any liability for liens.

          8.  Entry and Inspection: Lessee shall permit Lessor or Lessor's
              --------------------
agents to enter the premises at reasonable times and upon reasonable notice for the purpose of inspecting the premises, and shall permit Lessor, at any time within one hundred eighty (180) days prior to the expiration of this Lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the premises to inspect the premises at reasonable times.

          9.  Indemnification of Lessor: Lessor shall not be liable for any
              -------------------------
damage or injury to Lessee, or any other person, or to any property, occurring on the premises. Lessee agrees to hold Lessor harmless from any claims for damages arising out of Lessee's use of the premises, and to indemnify Lessor for any expense incurred by Lessor in defending any such claims.

          10. Possession: If Lessor is unable to deliver possession of the
              ----------
premises at the commencement date set forth above, Lessor shall not be liable for any damage caused by the delay, nor shall this Lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this Lease if possession is not delivered within 30 days of the commencement term in Item 1.

          11. Lessee's Insurance: Lessee, at his/her expense, shall maintain
              ------------------
plate glass and public liability insurance, including bodily injury and property damage, insuring Lessee and Lessor with minimum coverage as follows: $2,000,000.

          Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The policy shall require ten (10) day's written notice to Lessor prior to cancellation or material change of coverage.

          12.  Lessor's Insurance: Lessor shall maintain hazard insurance
               ------------------
covering one hundred percent (100%) replacement cost of the improvements throughout the Lease term. Lessor's insurance will not insure Lessee's personal property or leasehold improvements.

          13.  Subrogation: To the maximum extent permitted by insurance
               -----------
policies which may be owned by the parties, Lessor and Lessee waive any and all rights of subrogation which might otherwise exist.

          14.  Utilities: Lessor agrees that he/she shall be responsible for the
               ---------
payment of all utilities, including water, gas, electricity, heat and other services delivered to the premises.

          15.  Signs: Lessor reserves the exclusive right to the roof, side and
               -----
rear walls of the premises. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor, which shall not be unreasonably withheld.

          16.  Abandonment of Premises: Lessee shall not vacate or abandon the
               -----------------------
premises at any time during the term of this Lease. If Lessee does abandon or vacate the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises shall be deemed to be abandoned, at the option of Lessor.

          17.  Condemnation: If any part of the premises is condemned for public
               ------------
use, and a part remains which is susceptible of occupation by Lessee, this Lease shall, as to the part taken, terminate as of the date the condemnor acquires possession. Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided, however, that Lessor may at his/her option, terminate this Lease as of the date the condemnor acquires possession. In the event that the premises are condemned in whole, or the remainder is not susceptible for use by the Lessee, this Lease shall terminate upon the date which the condemnor acquires possession. All sums which may be payable on account of any condemnation shall belong solely to the Lessor; except that Lessee shall be entitled to retain any amount awarded to him/her for his/her trade fixtures or moving expenses.

          18.  Trade Fixtures: Any and all improvements made to the premises
               --------------
during the term shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination, remove all his/her trade fixtures, but shall pay for all costs necessary to repair any damage to the premises occasioned by the removal.

          19.  Destruction of Premises: In the event of a partial destruction of
               -----------------------
the premises during the term, from any cause, Lessor shall promptly repair the premises, provided that such repairs can be reasonably made within sixty (60) days. Such partial destruction shall not terminate this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs interferes with the business of Lessee on the premises. If the repairs cannot be made within sixty (60) days, this Lease may be terminated at the option of either party by giving written notice to the other party within the sixty (60) day period.

          20.  Hazardous Materials: Lessee shall not use, store, or dispose of
               -------------------
any hazardous substances upon the premises, except the use and storage of such substances that are customarily used in Lessee's business, and are in compliance with all environmental laws. Hazardous substances means any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property.

          21.  Insolvency: The appointment of a receiver, an assignment for the
               ----------
benefits of creditors, or the filing of a petition in bankruptcy by or against Lessee, shall constitute a breach of this Lease by Lessee.

          22.  Default: In the event of any breach of this Lease by Lessee,
               -------
Lessor may, at his/her option, terminate the Lease and recover from Lessee (a) the worth at the time of award of the unpaid rent, which had been earned at the time of termination, (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform his/her obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

          Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under the Lease, including the right to recover the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time thereafter, elect to terminate the Lease.

          Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.

          23.  Security: The security deposit set forth above shall secure the
               --------
performance of the Lessee's obligations. Lessor may, but shall not be obligated to apply all or portions of the deposit on account of Lessee's obligations. Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the security deposit in payment of the last month's rent.

          24.  Deposit Refunds: The balance of all deposits shall be refunded
               ---------------
within three weeks (or otherwise required by law), from date possession is delivered to Lessor or his/her authorized Agent, together with a statement showing any charges made against such deposits by Lessor.

          25.  Attorney's Fee and Costs: In any action or proceeding involving a
               ------------------------
dispute between Lessor and Lessee arising out of this Lease, the prevailing party shall be entitled to reasonable attorney's fees.

          26.  Waiver: No failure of Lessor to enforce any term of this Lease
               ------
shall be deemed to be a waiver.

          27.  Notices: Any notice which either party may or is required to
               -------
give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or to Lessor at the address shown in Item 2, or at such other places as may be designated by the parties from time to time. Notice shall be effective five days after mailing, or on personal delivery.

          28.  Holding Over: Any holding over after the expiration of this
               ------------
Lease, with the consent of Owner, shall become a month-to-month tenancy at a monthly rent of $ n/a , payable in advance and otherwise subject to the terms of this Lease, as applicable, until either party shall terminate the same by giving the other party thirty (30) days written notice.

          29.  Time:  Time is of the essence of this Lease.
               ----

          30.  Heirs, Assigns, Successors: This Lease is binding upon and inures
               --------------------------
to the benefit of the heirs, assigns and successors of the parties.

          31.  Tax Increase: In the event there is any increase during any year
               ------------
of the term of this Lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this Lease commences, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 30% of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the Lease, the obligation of Lessee shall be prorated. Lessee shall be not be responsible for any tax increase occasioned solely by a sale or transfer of the premises by Lessor.

          32.  Cost of Living Increase: The rent provided for in Item 2 shall be
               -----------------------
adjusted effective upon the first day of the month immediately following the expiration of 12 months from date of commencement of the term, and upon the expiration of each 12 months _________ in accordance with changes in the U.S. Consumer Price Index for All Urban Consumers (1982-84 = 100) hereinafter called the "CPI." The monthly rent shall be increased to an amount equal to the monthly rent set forth in Item 2, multiplied by a fraction the numerator of which is the CPI for the second calendar month immediately preceding the commencement of the Lease term; provided, however, that the monthly rent shall not be less than the annual _________. See Exhibit.

          33.  Option to Renew: Provided that Lessee is not in default in the
               ---------------
performance or this Lease, Lessee shall have the option to renew the Lease for an additional term of 60 months commencing at the expiration of the initial Lease. All of the terms and conditions of the Lease shall apply during the renewal term, except that the monthly rent shall be the sum of $ See Exhibit B, which shall be adjusted in accordance with the cost of living increase provision set forth in Item 32.

          The option shall be exercised by written notice given to Lessor not less than 180 days prior to the expiration of the initial Lease term. If notice is not given within the time specified, this Option shall expire.

          34.  Americans with Disabilities Act: The parties are alerted to the
               -------------------------------
existence of the Americans With Disabilities Act, which may require costly structural modifications. The parties are advised to consult with a professional familiar with the requirements of the Act.

          35.  Lessor's Liability: In the event of a transfer of Lessor's title
               ------------------
or interest to the property during the term of this Lease, Lessee agrees that the grantee of such title or interest shall be substituted as the Lessor under this Lease, and the original Lessor shall be released of all further liability; provided, that all deposits shall be transferred to the grantee.

          36.  Estoppel Certificate:
               --------------------

               (a) On ten (10) days' prior written notice from Lessor, Lessee shall execute, acknowledge, and deliver to Lessor a statement in writing: (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any; and (2) acknowledging that there are not, to Lessee's knowledge, any incurred defaults on the part of Lessor, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective buyer or encumbrancer of the premises.

               (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee: (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) that there are no uncured defaults in Lessor's performance; and (3) that not more than one month's rent has been paid in advance.

               (c) If Lessor desires to finance, refinance, or sell the premises, or any part thereof, Lessee agrees to deliver to any lender or buyer designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or buyer. All financial statements shall be received by the Lessor or the lender or buyer in confidence and shall be used only for the purposes set forth.

          37.  Entire Agreement: The foregoing constitutes the entire Agreement
               ----------------
between the parties and may be modified only in writing signed by all parties. The following exhibits are a part of this Lease:

          Exhibit A:  Floor plans and improvements

          Exhibit B:  Cost of living adjustment and option to renew

          Exhibit C:  Right of First Refusal

          Exhibit D:  MRI

          Exhibit F:  Offer Expiration

          The undersigned Lessee hereby acknowledges that he/she has thoroughly read and approved each of the provisions contained in this Offer, and agrees to the terms and conditions specified:

Lessee:_____________________________        Lessee:___________________________
          Alfred Whaley C.T.O.                        Daniel Whaley C.E.O.


Date:_______________________________        Date:_____________________________

Receipt for deposit acknowledged by:__________________________________________

Lessee:_____________________________


Date:_______________________________

                                  ACCEPTANCE

          The undersigned Lessor accepts the foregoing Offer and agrees to lease the premises on the terms and conditions set forth above.

          NOTICE: The amount or rate of real estate commissions is not fixed by law. They are set by each broker individually and may be negotiable between the owner and broker.

          The Lessor agrees to pay to Wilbur Properties, the Broker in this transaction, the sum of 5% for services rendered.

          In any action for commission, the prevailing party shall be entitled to reasonable attorney fees:

Lessee:_______________________________      Lessee:___________________________


Date:  11/16/95                             Date:_____________________________

Lessee acknowledges receipt of a copy of the accepted Agreements.

Lessee:_______________________________      Lessee:___________________________


Date:_________________________________      Date:_____________________________

                                  EXHIBIT "A"

                         (FLOOR PLAN AND IMPROVEMENTS)

The Lessor shall provide, at his own cost, the following Tenant Improvements:

1) Water and sewage service in one location (see floor plan), but not exterior plumbing and cabinetry

2) All exterior walls with freshly painted drywall and electrical and phone outlets as required by code

3)   A fully carpeted floor; The existing carpet is acceptable

4)   A conference room (see floor plan)

5)   Drop ceiling with lights and HVAC to code

                                  EXHIBIT "B"

               (COST OF LIVING ADJUSTMENTS AND OPTION TO RENEW)

          The initial monthly rent for the first year from March 1, 1996 to February 28, 1997 will be $6,557.50 per month. Thereafter the rent will increase in accordance with the CPI but limited to a minimum increase of 4% and a maximum increase of 6% (see item 32 of Master Lease). The CPI increase is applied each March 1 during the duration of the lease. The same schedule of increases applies to the option period, if it is exercised by the Lessee.

                                  EXHIBIT "C"

                           (RIGHT OF FIRST REFUSAL)

          Tenant shall have the right of first refusal to negotiate on any space which becomes available in the building. Tenant shall have two (2) days to make their decision.

                           A TERMINATION CLAUSE....

          Landlord has another tenant in the medical imaging business. Landlord has permitted this other tenant to mount the imaging device immediately on the other side of a wall on one side of the space to be leased by ITN. Conversations with Hitachi, the manufacturer, indicate that the active power output of the device is in a narrow range centered around 12.7 megahertz, at a maximum power of 5 kilowatts, and that the shielding enclosure should reduce the signal by 80 decibels, i.e. 8 bels, or 10 to the 8th power, for a total power issuing from the shielded room of .05 milliwatts, and with six surfaces of the room, a power entering ITN's leased space of less than .05/6 or .0083 milliwatts. The safety factor should be maintained. Tenant (ITN) shall have the ability to terminate this lease if after 60 days notice landlord has been unable to correct any of the following problems to tenant's satisfaction:

          1 - Radiation in the direction of ITN's leased space is found at any time to exceed by a factor of two the intended maximum radiation, i.e. is above
 .0166 milliwatts. (Hitachi indicates that normal operation is at 1/4th power; this level of emissions should therefore be unlikely according to Hitachi's statements.)

          Printed for nancy@itn.net (NancyWright)
                      -------------


          Dan Whaley, 07:55 AM 11/13/9, suggested lease language (fwd)

          2 - The imaging device is emitting other radiation or strong magnetic fields, that are felt to be impairing normal conduct of business in any way, or the imaging devices presence is in any other way obstructing the desired utilization of the leased (ITN's) space.

                                  EXHIBIT "E"

                       (PERSONAL GUARANTEE AND REMOVAL)

          This lease will be personally guaranteed by the Lessees namely, Alfred Whaley, Daniel Whaley, and Bruce Yoxsimer. If after the first 24 months of the lease term the Lessee is in compliance with all the terms and conditions of this lease and has been performing all of the duties and obligations of Lessee in a timely manner the personal guarantees will be eliminated. The Lessor will so remove the personal guarantees in writing.

                                  EXHIBIT "F"

                               OFFER EXPIRATION

          This offer to lease will expire at 5:00 P.M. November 20.